UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 21, 2004

SI International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50080	52-2127278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

	12012 Sunset Hills Road 8th Floor Reston, Virginia	20190
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:          (703) 234-7000

(Former Name or Former Address, if Changed Since Last Report)

Item 2.                                                             Acquisition or Disposition of Assets

On January 21, 2004, SI International, Inc. (the “Company”) issued a press release announcing that the acquisition of MATCOM International Corp. was closed on January 21, 2004 pursuant to an Agreement and Plan of Merger dated as of December 17, 2003, as amended by the First Amendment to Agreement and Plan of Merger, dated as of January 21, 2004.  The transaction was funded through cash-on-hand and borrowings under the Company’s credit facility with a consortium of banks led by Wachovia Bank, N.A., which has been increased to $80 million.  A copy of the Company’s press release is attached as Exhibit 99.1 to this current report on Form 8-K.  Such press release is incorporated by reference into this Item 2 and the foregoing description of such press release is qualified in its entirety by reference to such exhibit.

Item 7.                                                             Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                  Financial Statements of Businesses Acquired.

As of the date of filing of this Current Report on Form 8-K, it is impractical for the Company to provide the financial statements required by Item 7(a).  In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date that the initial report on Form 8-K must be filed.

(b)                                 Pro Forma Financial Statements.

As of the date of filing of this Current Report on Form 8-K, it is impractical for the Company to provide the financial statements required by Item 7(b).  In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date that the initial report on Form 8-K must be filed.

(c)                                  Exhibits

Exhibit Number	Exhibit
2.1

Agreement and Plan of Merger among the Company, Link Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Company, MATCOM International Corp., and the stockholders of MATCOM, dated as of December 17, 2003, as amended by the First Amendment to Agreement and Plan of Merger, dated as of January 21, 2004.

(The appendices (except for Appendix A) and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  SI International, Inc. hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted appendices and exhibits upon request therefor by the Securities and Exchange Commission.)

99.1	Press Release issued January 21, 2004 by SI International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI International, Inc.

		By:	/s/ Thomas E. Dunn
Thomas E. Dunn
Executive Vice President and Chief Financial Officer

Dated:	January 28, 2004

INDEX TO EXHIBITS

Exhibit Number	Exhibit
2.1

Agreement and Plan of Merger among the Company, Link Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Company, MATCOM International Corp., and the stockholders of MATCOM, dated as of December 17, 2003, as amended by the First Amendment to Agreement and Plan of Merger, dated as of January 21, 2004.

(The appendices (except for Appendix A) and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  SI International, Inc. hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted appendices and exhibits upon request therefor by the Securities and Exchange Commission.)

99.1	Press Release issued January 21, 2004 by SI International, Inc.